Legal proceedings	6 Months Ended
Jun. 30, 2024
Notes and other explanatory information [abstract]
Legal proceedings

26. Legal proceedings

The Company is a defendant in numerous legal actions in the ordinary course of business, including civil, tax, environmental and labor proceedings.

The Company makes use of estimates to recognize the amounts and the probability of outflow of resources, based on reports and technical assessments and on management’s assessment. Provisions are recognized for probable losses of which a reliable estimate can be made.

Arbitral, legal and administrative decisions against the Company, new jurisprudence and changes of existing evidence can result in changes regarding the probability of outflow of resources and on the estimated amounts, according to the assessment of the legal basis.

The lawsuits related to Brumadinho event (note 23) and the Samarco dam failure (note 24) are presented in its specific notes to these financial statements and, therefore, are not disclosed below.

a)        Provision for legal proceedings

	Tax litigation	Civil litigation	Labor litigation	Environmental litigation	Total of litigation provision
Balance as of December 31, 2023	90	380	514	15	999
Additions and reversals, net	5	18	78	3	104
Payments	(2)	(58)	(53)	-	(113)
Indexation and interest	9	15	1	1	26
Translation adjustment	(13)	(52)	(68)	(3)	(136)
Balance as of June 30, 2024	89	303	472	16	880

Balance as of December 31, 2022	576	291	411	14	1,292
Additions and reversals, net	3	27	51	2	83
Payments	(3)	(23)	(39)	(3)	(68)
Indexation and interest	18	20	11	2	51
Translation adjustment	49	23	37	1	110
Balance as of June 30, 2023	643	338	471	16	1,468

The Company has considered all information available to assess the likelihood of an outflow of resources and in the preparation on the estimate of the costs that may be required to settle the obligations.

Tax litigations – The Company is party to several administrative and legal proceedings related mainly to the incidence of Brazilian federal contributions ("PIS" and "COFINS"), Value-added tax ("ICMS") and other taxes.

Civil litigations - Refers to lawsuits for: (i) indemnities for losses, payments and contractual fines due to contractual imbalance or non-compliance that are alleged by suppliers, and (ii) land claims referring to real estate Vale's operational activities.

Labor litigations - Refers to lawsuits for individual claims by in-house employees and service providers, primarily involving demands for additional compensation for overtime work, moral damages or health and safety conditions.

Environmental litigations - Refers mainly to proceedings for environmental damages and issues related to environmental licensing.

b)       Contingent liabilities

	June 30, 2024	December 31, 2023
Tax litigations	6,347	7,235
Civil litigations	1,343	1,366
Labor litigations	294	378
Environmental litigations	1,265	1,320
Total	9,249	10,299

c) Judicial deposits

	June 30, 2024	December 31, 2023
Tax litigations	372	1,127
Civil litigations	82	122
Labor litigations	122	148
Environmental litigations	9	12
Total	585	1,409

Tax litigations – In December 2023, a judicial decision was issued to the lawsuit filed by Valepar (merged by Vale) in 2011 seeking the right to exclude the amount of dividends received in the form of interest on capital (“JCP”) from the PIS and COFINS tax base. This proceeding is fully guaranteed by a judicial deposit. This judicial decision determined the conversion of the judicial deposit to the Government, resulting in the reclassification of the amount to payable taxes and the judicial deposit to current assets in the financial statements for the year ended December 31, 2023. In April 2024, the proceeding was settled with the judicial deposit.

d) Guarantees contracted for legal proceedings

In addition to the above-mentioned tax, civil, labor and environmental judicial deposits, the Company contracted US$2.7 billion (December 31, 2023: US$2.7 billion) in guarantees for its lawsuits, as an alternative to judicial deposits.